UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State or other jurisdiction of incorporation)	93-0816972 (I.R.S. Employer Identification No.)
One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices)     (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     Under Item 7.01 of this Current Report on Form 8-K, The Greenbrier Companies, Inc. (“Greenbrier”) is making certain updated and additional disclosures regarding its preliminary unaudited selected financial results for its second fiscal quarter ended February 28, 2011, which such disclosures are hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.
     Greenbrier today provided updated and additional preliminary unaudited selected financial results for its second fiscal quarter ended February 28, 2011. These updated results are consistent with the preliminary results for the quarter previously announced by Greenbrier on March 17, 2011. Based on Greenbrier’s initial closing for the quarter, preliminary revenues are expected to be approximately $286 million and Greenbrier expects a net loss attributable to Greenbrier of approximately $0.6 million, or a loss of $.02 per share for the second quarter. Greenbrier’s Adjusted EBITDA for the second fiscal quarter is anticipated to be approximately $19.4 million.
     These quarterly results are subject to further review by Greenbrier and should be considered preliminary and subject to change, as Greenbrier is still in the process of preparing its financial statements for the quarter ended February 28, 2011.
     Greenbrier currently expects to hold its regularly scheduled earnings conference call on April 7, 2011. Greenbrier anticipates filing its Form 10-Q for the second quarter of fiscal 2011 on or before April 11, 2011.
     Adjusted EBITDA is not a financial measure under generally accepted accounting principles (GAAP). Greenbrier defines Adjusted EBITDA as earnings (loss) attributable to Greenbrier before depreciation and amortization, income tax (benefit) expense and interest and foreign exchange. You should not consider Adjusted EBITDA in isolation or as a substitute for other financial statement data determined in accordance with GAAP. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, the Adjusted EBITDA measure presented may differ from and may not be comparable to similarly titled measures used by other companies. A reconciliation of the loss attributable to Greenbrier to Adjusted EBITDA is set forth in the supplemental disclosure below.
     “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This disclosure contains forward-looking statements. Greenbrier uses words such as “anticipates,” “believes,” ”forecast,” “potential,” “contemplates,” “expects,” “intends,” “plans,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” and similar expressions to identify forward-looking statements. These forward-looking statements include, but are not limited to statements about Greenbrier’s preliminary selected financial results for the second quarter of fiscal 2011, statements about its expected earnings call in April 2011 and its expected filing of a Form 10-Q, and any other statements not of a historical fact. Forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from in the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, the fact that Greenbrier is still in the process of preparing its financial statements for the quarter ended February 28, 2011 and in the course of such process, a number of factors, including certain factors outside of Greenbrier’s control, could cause Greenbrier’s actual results to vary from the preliminary results contained herein; estimates concerning backlog reflect an assumed product mix and reported backlog is not necessarily indicative of Greenbrier’s financial results; turmoil in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness;

write-downs of goodwill in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel price fluctuations and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, changing technologies or non-performance of subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; difficulties associated with governmental regulation, including environmental liabilities; integration of current or future acquisitions; succession planning; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2010 and in Greenbrier’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2010 and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.
Supplemental Disclosure
Reconciliation of Net loss attributable to Greenbrier to Adjusted EBITDA[1]
(In thousands, unaudited)

Three Months Ended
February 28,2011
(Estimated)
Net loss attributable to Greenbrier	$(550)
Depreciation and Amortization	9,307
Income tax expense	100
Interest and foreign exchange	10,536

Adjusted EBITDA	$19,393

     [1] Greenbrier is presenting Adjusted EBITDA as a supplemental measure of its performance. Adjusted EBITDA is not a financial measure under generally accepted accounting principles (GAAP). Greenbrier defines Adjusted EBITDA as net earnings (loss) attributable to Greenbrier before depreciation and amortization, income tax (benefit) expense, and interest and foreign exchange. Adjusted EBITDA is a performance measurement tool commonly used by rail supply companies and Greenbrier. You should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss) attributable to Greenbrier or other financial statement data determined in accordance with GAAP. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, the Adjusted EBITDA measure presented may differ from and may not be comparable to similarly titled measures used by other companies. The Adjusted EBITDA estimate for the three months ended February 28, 2011 and the estimated line items used to derive the Adjusted EBITDA estimate are preliminary and are subject to further review and changes. The final actual results for the second quarter ended February 28, 2011 may vary from these estimates.

     The information in Item 2.02 and Item 7.01 hereof is being “furnished” pursuant to such items, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of Greenbrier that provide for the incorporation of all reports and documents filed by Greenbrier under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC. (Registrant)
Date: March 27, 2011	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer